Exhibit 10.1

ELEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

This Eleventh Amendment to Revolving Credit Agreement (“Amendment”) is made as of February 17, 2010 (“Effective Date”) among WCA WASTE CORPORATION, a Delaware corporation (“Borrower”) and COMERICA BANK, a Texas banking association (“Comerica”), in its capacity as Agent under the Credit Agreement, as defined below (in such capacity, “Agent”), and in its capacity as a Lender under the Credit Agreement and the “Lenders” from time to time party thereto (the “Lenders”).

PRELIMINARY STATEMENT

The Borrower and Agent entered into a Revolving Credit Agreement dated July 5, 2006, as amended by Amendment to Revolving Credit Agreement dated as of July 28, 2006, Second Amendment to Revolving Credit Agreement dated as of September 25, 2006, Third Amendment to Revolving Credit Agreement dated as of November 20, 2006, Fourth Amendment to Revolving Credit Agreement dated as of January 24, 2007, Fifth Amendment to Revolving Credit Agreement dated as of March 13, 2007, Sixth Amendment to Revolving Credit Agreement dated as of July 27, 2007, Seventh Amendment to Revolving Credit Agreement dated as of December 27, 2007, Eighth Amendment to Revolving Credit Agreement dated as of October 22, 2008, Ninth Amendment to Revolving Credit Agreement dated as of February 19, 2009, and Tenth Amendment to Credit Agreement dated as of December 31, 2009 (“Credit Agreement”) providing terms and conditions governing certain loans and other credit accommodations extended by the Agent to Borrower (“Indebtedness”).

Borrower, Agent and the Lenders constituting the Required Lenders have agreed to amend the terms of the Credit Agreement as provided in this Amendment.

AGREEMENT

1. Defined Terms.  In this Amendment, capitalized terms used without separate definition shall have the meanings given them in the Credit Agreement.

2. Amendments.

a. The following definitions are hereby added to Section 1.01 of the Credit Agreement:

“ ‘2006 Interest Rate Hedging Agreement’ means that certain Hedging Agreement by and between Borrower and Agent, effective as of July 11, 2006, covering a notional amount of $150,000,000 of the Obligations, with a final maturity date of November 1, 2010.”

“ ‘2006 Interest Rate Hedging Agreement Termination Expense’ means any cash expense associated with the Borrower’s termination and prepayment of its obligations under the 2006 Interest Rate Hedging Agreement prior to the stated maturity thereunder.”

  “ ‘Consolidated Net Interest Expense’ means, with respect to the Borrower and its Consolidated Subsidiaries, for any period, the sum of (a) all cash interest expense less cash interest income, if applicable, as defined per GAAP, plus (b) cash paid less cash received, if applicable, associated with Interest Rate Hedging Agreements.”

“ ‘Interest Rate Hedging Agreements’ means any forward contract, futures contract, swap, cap, floor, collar, option or other financing agreement or arrangement, the value of which is dependent upon interest rates, but excludes the 2006 Interest Rate Hedging Agreement.”

b. The definition of “Hedging Agreements” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“ ‘Hedging Agreements’ means any Interest Rate Hedging Agreements, and/or any forward contract, futures contract, swap, cap, floor, collar, option or other financing agreement or arrangement, the value of which is dependent upon currency exchange rates, commodities or other indices.

c. The definition of “Proforma Adjusted EBITDA Debt Service Ratio” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“  ‘Pro Forma Adjusted EBITDA Debt Service Ratio’ means, with respect to the Borrower and its Consolidated Subsidiaries, the ratio of (i) Pro Forma Adjusted EBITDA for the four fiscal quarters ending on such date minus cash income tax expense for such period, to (ii) Consolidated Net Interest Expense, plus (x) all scheduled payments on capitalized leases paid or payable during such period, plus (y) all scheduled principal payments of Debt paid or payable during such period, excluding payments made on the Revolving Credit Loans, financed insurance premiums paid, and any principal payments paid in advance of maturity which have been previously waived by the Lenders during such period.”

d. The definition of “Pro Forma Adjusted EBITDA” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“  ‘Pro Forma Adjusted EBITDA’ means, for any period, the sum of, without duplication, (a) EBITDA for such period, plus (b) non-recurring non-cash expenses or charges during such period, plus (c) historical results for any acquisitions which are consummated on or after the Closing Date, adjusted for the lesser of:  (x) the sum of (without duplication): (i) add-backs permitted pursuant to Article 11, Regulation S-X of the Securities Act of 1933 for the 12-month period then ended, plus (ii) the effect of Additional Volume and/or Increased Use, as applicable, and itemized direct cost savings that will be achieved as a result of, or in connection with, any acquisitions consummated after the Closing Date, plus (iii) the Prior Acquisition Add-Back, or (y) fifteen percent (15%) of the Pro Forma Adjusted EBITDA before the inclusion of items (x)(i), (x)(ii), and (x)(iii), plus (d) non-cash charges for increases in closure and post-closure obligations, plus (e) non-cash charges associated with the disposal contract between Waste Management, Inc. and WCA Waste Systems, plus (f)  non-cash charges (or minus non-cash benefits, if applicable) reflecting the adoption of SFAS No. 123 (and all amendments thereto), plus (g) all non-cash charges related to restricted stock and redeemable stock interests granted to officers, directors and employees, plus (h) expense (or minus income, if applicable) associated with any Hedging Agreements and/or the 2006 Interest Rate Hedging Agreement, plus (i) non-cash losses on asset sales in an aggregate amount not to exceed $500,000, plus (j) 2006 Interest Rate Hedging Agreement Termination Expense.”

3. Applicable Margin.   Notwithstanding anything to the contrary in the Agreement, Level IV Applicable Margins shall be in effect under the Agreement from the date of this Amendment until the determination thereof based upon Borrower’s Compliance Certificate for the fiscal quarter ending June 30, 2010, unless (prior to such date), Borrower’s Total Leverage Ratio is greater than 4.50:1.00, in which case, Level V Applicable Margins shall be in effect under the Agreement.

4. Representations and Warranties.  The Borrower represents, warrants, and agrees that:

a. This Amendment may be executed in as many counterparts as Agent, the Lenders and the Borrower deem convenient, and shall become effective upon delivery to Agent of all executed counterparts hereof from Lenders constituting the Required Lenders and from Borrower and each of the Guarantors.

b. Except as expressly modified in this Amendment, the representations, warranties, and covenants set forth in the Credit Agreement and in each related document, agreement, and instrument remain true and correct, continue to be satisfied in all respects, and are legal, valid and binding obligations with the same force and effect as if entirely restated in this Amendment.

c. When executed, the Agreement, as amended by this Amendment will continue to constitute a duly authorized, legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms.

d. There is no Default or Event of Default existing under the Credit Agreement, or any related document, agreement, or instrument.

e. The Certificate of Incorporation, Amended and Restated Bylaws and Resolution and Incumbency Certificate of the Borrower delivered to Agent in connection with the Credit Agreement on or about July 5, 2006, have not been repealed, amended or modified since the date of delivery thereof and that same remain in full force and effect; provided however that the Amended and Restated Bylaws have been amended and restated by the Second Amended and Restated Bylaws of the Borrower dated as of June 18, 2007.

5. Successors and Assigns.  This Amendment shall inure to the benefit of and be binding upon the parties and their respective successors and assigns.

6. Other Modification.  In executing this Amendment, the Borrower is not relying on any promise or commitment of Agent or the Lenders that is not in writing signed by Agent and the Lenders.

7. Acknowledgment and Consent of Guarantors.  By signing below, each of the Guarantors acknowledges and consents to the execution, delivery and performance of this Amendment.

8. Fees.  The Borrower shall pay to Agent, for distribution to the Lenders, as applicable, all fees set forth in the Fee Letter from Agent to Borrower dated February 17, 2010, in the manner and on the dates specified therein, including, but not limited, to a 5 basis points working and consent fee based upon such Lender’s commitments under the Agreement.

9. Expenses.  Borrower shall promptly pay all out-of-pocket fees, costs, charges, expenses, and disbursements of Agent and the Lenders incurred in connection with the preparation, execution, and delivery of this Amendment, and the other documents contemplated by this Amendment.

[Signature Page Follows]

This Eleventh Amendment to the Revolving Credit Agreement is executed and delivered on the Effective Date.

COMERICA BANK, as Administrative Agent
and Collateral Agent

By:           /s/ Michael R. Schmidt
Michael R. Schmidt
Its:           Vice President

ALLIED IRSH BANKS, p.l.c.,
as a Lender

By:           /s/ Jean Pierre Knight
Jean Pierre Knight
Its:           Vice President

By:           /s/ David Smith
David Smith
Its:           Assistant Vice President

COMPASS BANK, as a Lender

By:           /s/ Andrew Widmer
Andrew Widmer
Its:           Vice President

UNION BANK, as a Lender

By:           /s/ Stephen W. Dunne
 Stephen W. Dunne
Its:           Vice President

BANK OF TEXAS, NATIONAL ASSOCIATION,
as a Lender

By:           /s/ Jeremy Jackson
Jeremy Jackson
Its:           Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender

By:           /s/ Diane Felker
Diane Felker
Its:           Senior Vice President

WEBSTER BANK, NATIONAL ASSOCIATION,
as a Lender

By:           /s/ Karen L. Flanders
Karen L. Flanders
Its:           Vice President

WCA WASTE CORPORATION, as Borrower

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA HOLDINGS CORPORATION, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA WASTE SYSTEMS, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA OF ALABAMA, L.L.C., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA SHILOH LANDFILL, L.L.C., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WASTE CORPORATION OF KANSAS, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WASTE CORPORATION OF TENNESSEE, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA OF FLORIDA, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

[Continuation of Signature Page of the Acknowledgement and Consent of Guarantors]

WCA OF CENTRAL FLORIDA, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

TRANSIT WASTE, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WASTE CORPORATION OF MISSOURI, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

EAGLE RIDGE LANDFILL, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA TEXAS MANAGEMENT GENERAL, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WASTE CORPORATION OF TEXAS, L.P., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

TEXAS ENVIRONMENTAL WASTE SERVICES, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA MANAGEMENT LIMITED, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

[Continuation of Signature Page of the Acknowledgement and Consent of Guarantors]

WCA MANAGEMENT GENERAL, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA MANAGEMENT COMPANY, LP, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA OF NORTH CAROLINA, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

MATERIAL RECOVERY, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA WAKE TRANSFER STATION, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA OF HIGH POINT, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

MATERIAL RECLAMATION, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA CAPITAL, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

[Continuation of Signature Page of the Acknowledgement and Consent of Guarantors]

WASTE CORPORATION OF ARKANSAS, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

TRANSLIFT, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA OF ST. LUCIE, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

AMERICAN WASTE, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

N.E. LANDFILL, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

PAULS VALLEY LANDFILL, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

SOONER WASTE, L.L.C., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

[Continuation of Signature Page of the Acknowledgement and Consent of Guarantors]

RUFFINO HILLS TRASNFER STATION, LP

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

FORT BEND REGIONAL LANDFILL, LP

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA OF MASSACHUSETTS, LLC

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA OF OHIO, LLC

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

CHMAPION CITY RECOVERY, LLC

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

BOXER REALTY REDEVELOPMENT, LLC

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

SUNNY FARMS LANDFILL, LLC

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

NEW AMSTERDAM & SENECAE RAILROAD COMPANY, LLC

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President